Bassett®

PARAMUS INVESTOR MEETING

NASDAQ: BSET

March 2016



SAFE HARBOR

Certain of the statements in this presentation, particularly those preceded by, followed by or including the words "believes," "expects," "anticipates," "intends," "should," "estimates," or similar expressions, or those relating to or anticipating financial results for periods beyond the end of the fourth fiscal quarter of 2015, constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended. For those statements, Bassett claims the protection of the safe harbor for forward looking statements contained in the Private Securities Litigation Reform Act of 1995. In many cases, Bassett cannot predict what factors would cause actual results to differ materially from those indicated in the forward looking statements. Expectations included in the forward looking statements are based on preliminary information as well as certain assumptions which management believes to be reasonable at this time. The following important factors affect Bassett and could cause actual results to differ materially from those indicated in the forward looking statements: the effects of national and global economic or other conditions and future events on the retail demand for home furnishings and the ability of Bassett's customers and consumers to obtain credit; and the economic, competitive, governmental and other factors identified in Bassett's filings with the Securities and Exchange Commission. Any forward looking statement that Bassett makes speaks only as of the date of such statement, and Bassett undertakes no obligation to update any forward looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indication of future performance, unless expressed as such, and should only be viewed as historical data.



AGENDA

- Welcome
- Review Growth Strategy
- Store Tour
- 5 Year Financial Look
- Q+A

INTRODUCTION: SETTING THE TABLE

Established Brand	Leading manufacturer, retailer and wholesale of high quality,mid-priced furniture 113 years of crafting furniture for families
Growing Company	Consistently strong sales growth 19 of the last 20 quarters with comp store sales increases Consolidated 2015 Sales: $430.9MM Operating Profit: $25.9 MM
Improving Operating Margins	**2015: 6.0%** FY 2011: 2.2% FY 2012: 2.4% FY 2013: 3.1% FY 2014: 4.4%
Strong Balance Sheet	$45.6 million in cash and short-term investments net of debt



THE LANDSCAPE

$$$

ETHAN ALLEN

RH
RESTORATION HARDWARE

ARHAUS

POTTERYBARN

Bassett

Crate&Barrel

$$

LAZBOY

HAVERTYS

ASHLEY
FURNITURE INDUSTRIES, INC.

ROOMS TO GO

IKEA

$

1902-1996	1997-2006	2007-2010	2011-
GROWTH & DIVERSIFICATION	DRAMATIC CHANGE	GREAT RECESSION	GROWTH

- Largest domestic furniture manufacturer
- Consistently profitable
- Sold to independent retailers + department stores



1902-1996	1997-2006	2007-2010	2011-
GROWTH & DIVERSIFICATION	DRAMATIC CHANGE	GREAT RECESSION	GROWTH

1902-1996: GROWTH & DIVERSIFICATION

- Largest domestic furniture manufacturer
- Consistently profitable
- Sold to independent retailers + department stores

1997-2006: DRAMATIC CHANGE

- Asian manufacturers storm US shores
- Closed 25+ factories
- Began retail strategy
- Develop custom manufacturing model


Bassett
FURNITURE DIRECT
Your One Stop Furniture

1902-1996 | 1997-2006 | 2007-2010 | 2011-

GROWTH & DIVERSIFICATION | DRAMATIC CHANGE | GREAT RECESSION | GROWTH

- Began closing under-performing stores
- Takeover select businesses
- Building retail strategy + culture
    - Design Culture
    - Custom Capabilities


FORECLOSURE
FOR SALE

1902-1996	1997-2006	2007-2010	2011-
GROWTH & DIVERSIFICATION	DRAMATIC CHANGE	GREAT RECESSION	GROWTH

- Transformed balance sheet
- Upgrade human talent in stores
- Launched partnership with HGTV
- Strong store comp growth
- Open smaller, successful stores
- Reinstated dividend
- Acquired Zenith Logistics



HGTV HOME
DESIGN STUDIO
Bassett
CUSTOM UPHOLSTERY
1000

1902-1996	1997-2006	2007-2010	2011-
GROWTH & DIVERSIFICATION	DRAMATIC CHANGE	GREAT RECESSION	GROWTH


Positioned to drive enhanced profitability

What has accelerated our growth?


SERVICE &
EXPERIENCE


CAPABILITIES


LOGISTICS



REVEAL
MAKEOVER
CUSTOM BUILT
DELIVERED


Perfecting the
Makeover Experience


HUNDREDS OF COMBINATIONS.
ONE EASY PRICE.

The Makeover Experience

Over 400 skilled designers

Rigorously trained to provide design expertise

Results in higher average sale + return customer experience

HGTV HOME

DESIGN STUDIO

by

Bassett

- Began in 2012, renewed thru 2019
- Transformed design centers to HGTV HOME Design Studios to showcase custom upholstery options: sizes, shapes, finishes + fabrics
- Our team brings the HGTV show experience to life, one client at a time




Custom Furniture
Built + delivered for each customer in under 30 days
Over 60% of our sales our handcrafted in the USA

Growth of Upholstery

Cellular Manufacturing =

One team crafting a piece of furniture as designed by our customer

Grew production 80% in 5 years

New facility to serve Western US



AN AMERICAN ORIGINAL
Bassett
SINCE 1902

BenchMade launched as artisan crafted solid wood dining made in Bassett

Enthusiastic response led to entertainment + occasional line for 2016



Supply Chain Capabilities

Acquisition of Zenith Logistics

- Culmination of 16 year partnership
- Essential in speed to market and HDL experience
- Growing player in domestic freight, home delivery, and warehousing


ZENITH
ZENITH



Making the Store More Productive

Increase the number of upholstery settings on the store floor

Measuring + analyzing each furniture “pad” for productivity

Build accessory programs


Bassett
SAVE 25%
Investing in the website to grow ecommerce + store sales


Bassett
PRESIDENTS' DAY SALE
SAVE 25%*
storewide
Browse Now
2 Families. 2 Makeovers.
2 Happy Endings.
See their stories.
HGTV HOME
DESIGN STUDIO
Bassett

Showcasing the Product + Experience

Increasing information available at finger tips

Align store + online experience

Make custom product easier to understand


STORE TOUR
Design Consultants + Product Look

FINANCIAL OVERVIEW



Consolidated 5-Year Financial Results

$ in millions	2015	2014	2013	2012	2011
Net Sales	$ 430.9	$ 340.7	$ 321.3	$ 269.7	$ 253.2
Income (Loss)from Operations	$ 26.0	$ 15.1	$ 10.0	$ 5.1	$ (20.6)
	6.0%	4.4%	3.1%	1.9%	-8.1%
Net Income	$ 20.4	$ 9.3	$ 5.1	$ 26.7	$ 55.3
EPS	$ 1.88	$ 0.87	$ 0.47	$ 2.41	$ 4.79
Adjusted Net Income	$ 14.8	$ 9.3	$ 5.1	$ 3.0	$ (6.4)
Adjusted EPS	$ 1.36	$ 0.87	$ 0.47	$ 0.27	$ (0.55)

2015 Sources of Revenue


Zenith
$43.6MM
10%
Open Market
$89.6MM
21%
Corporate Retail
$249.4MM
58%
Licensed Retail
$48.3MM
11%

$430.9 MM

2015 Sources of Revenue- Annualized


Zenith
$52.7MM
12%
Open Market
$89.6MM
20%
Corporate Retail
$249.4MM
57%
Licensed Retail
$48.3MM
11%

$440 MM

Corporate Retail 5-Year Financial Results

$ in millions	2015	2014	2013	2012	2011
Net Sales	$ 249.4	$ 216.6	$ 199.4	$ 171.6	$ 148.0
Income (Loss)from Operations	$ 6.2	$ (0.5)	$ (1.5)	$ (2.1)	$ (4.5)
	2.5%	-0.2%	-0.8%	-1.2%	-3.0%
Comp Store Sales Increases	13.3%	5.7%	5.6%	9.1%	4.8%
Store Opening Losses	$ 0.7	$ 2.2	$ 1.1	$ 0.7	$ 0.1

Capital Allocation

2015


9%
Debt
8% Repayment
57%
Cap Ex
23%
Dividends

2014


19%
Share
Repurchase
18%
Dividends
61%
Cap Ex

2013


9% Share
Repurchase
15%
Dividends
74%
Cap Ex

	2015	2014	2013
Cap Ex	$14.0	$18.0	$14.3
Dividends	$5.8	$5.2	$2.9
Share Repurchase	$2.1	$5.6	$1.7
Debt Repayments	$2.8	$0.5	$0.5
Total Capital Spent	$24.7	$29.3	$19.4
Operating Cash Flow	$32.4	$30.0	$10.6

Looking Ahead

Long Term Shareholder Value Creation



- Avg. 3-5% annual comp store sales increase
- Avg. opening 3-5 net new stores per year
- Leverage wholesale cost structure which can support significantly larger company
- Spend $20-$25 million on capital expenditures annually
- Continue providing shareholders with increasing regular dividend
  - provide additional "special" dividends when warranted
- Continue to opportunistically repurchase shares

5 Year Goals

Grow top line at 5-7% CAGR

Grow operating profit at 12-14% CAGR

Operating profit at 8-9% of consolidated sales

Reward BSET shareholders thru increasing dividend

Return 40-60% of net income to shareholders thru dividend + share repurchase


Bassett | HOME FURNISHINGS
VIDEO & AUDIO CENTER


Thank You.
QUESTIONS?